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                          PROTECTIVE INVESTMENT COMPANY

                      Supplement dated November 18, 1997 to
                          Prospectus dated May 1, 1997

The following language replaces the third paragraph on page 28 under the heading "Management -- Portfolio Managers" in the Prospectus:

      INTERNATIONAL EQUITY FUND,
      Guy P. de C. Bennett, Vice President, Goldman Sachs; Mr. Bennett joined GSAMI in 1996 and is also co-head of the Japanese Equity Group in Tokyo. Prior to 1996, he spent 12 years at CIN Management Limited (CINMAN).

      Ivor H. Farman, Executive Director; Mr. Farman joined GSAMI in 1996. Prior to 1996, he was responsible for originating and marketing equity ideas at Exane in Paris.

      Alesandro P. G. Lunghi, Executive Director, Goldman Sachs; Mr. Lunghi joined GSAMI in 1996. Prior to 1996, he was at CINMAN for five years.

      Shogo Maeda, Managing Director, Executive Director Goldman Sachs Asset Management Japan Limited; Mr. Maeda joined GSAMI in 1994. Prior to 1994, he worked at Nomura Investment Management Incorporated and for a period at Manufacturers Hanover Bank in New York.

      Warwick M. Negus, Managing Director, GSAMI; Mr. Negus joined GSAMI in 1994. Prior to 1994, he was a vice president of Bankers Trust Australia Ltd.

      Karma Wilson, Vice President; Ms. Wilson joined GSAMI in 1994. Prior to 1994, she was an investment analyst with Bankers Trust Australia Ltd. Before 1992 she was employed at Arthur Andersen LLP.

The first paragraph under INVESTMENT OBJECTIVES AND POLICIES - Protective Global Income Fund on page 11, is revised as follows:

      INVESTMENT OBJECTIVES AND POLICIES - Protective Global Income Fund,

            The Global Income Fund's investment objective is a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies. High quality securities are defined as securities which have ratings of at least BBB by S&P or Baa by Moody's ("high quality ratings") or, if unrated by such rating organizations, are determined by the Fund's Adviser to be of comparable credit quality. The Fund also may invest in obligations of foreign governments (or agencies or instrumentalities thereof) denominated in the issuer's currency rated Baa or better by Moody's or BBB by S&P, or, if not rated by such rating organizations, determined by the Adviser to be of comparable credit quality. A security will be considered to have met the Fund's credit criteria if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum by one or more other rating organizations.